UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2002

                     CYOP SYSTEMS INTERNATIONAL INCORPORATED

                   (Formerly Triple 8 Development Corporation)
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                    000-32355
                            (Commission File Number)

                                   98-0222927
                     (I.R.S. Employer Identification Number)

                                    Suite 406
                              1040 Hamilton Street
                           Vancouver, British Columbia
                                     V6B 2R9
          (Address of principal executive offices, including zip code)

                                 (604) 688-8864
              (Registrant's telephone Number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

By resolution dated April 1, 2002, the Registrant's board of directors (Vendors) disposed of the Canadian subsidiary, Moshpit Entertainment Inc., owned by the registrants wholly owned subsidiary CYOP Systems Inc., to the (purchaser) Steve White, sole director of Moshpit Entertainment Inc., for one hundred dollars ($100.00 Cdn). Moshpit Entertainment Inc. was acquired by CYOP Systems Inc. on August 31, 2000 as a development stage company in the business of developing software for interactive online games. The April 1, 2002 Share Purchase Agreement provides for Moshpit Entertainment Inc. to continue hosting the Registrants internet traffic in consideration of forgiving interest payable amounts on loans advanced from the registrant to Moshpit Entertainment Inc. The registrant is the sole and exclusive agent and representative of the crediplay system.

The crediplay system is a suite of applications that support the efficient and secure exchange of information between Internet-based electronic game tournament operators and their players/members and credit and payment management facilities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Unaudited Pro Forma Consolidated Financial Information

         Unaudited Balance Sheet of Moshpit Entertainment Inc. as at April 1,
         2002

         Introduction to the Unaudited Pro Forma Balance Sheet of CYOP International Systems Inc., as at April 1, 2001

         Unaudited Pro Forma Balance Sheet of CYOP International Systems Inc., as at April 1, 2001

(Unaudited)                             Moshpit Entertainment Inc.
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------
                                                                        April 1
                                                                           2002
--------------------------------------------------------------------------------
ASSETS
Current
  Cash and cash equivalents                                       $      10,934
  Accounts receivable                                                   122,462
  Prepaid expenses                                                       45,736
--------------------------------------------------------------------------------
Total current assets                                                    179,132
Fixed assets                                                            219,546
--------------------------------------------------------------------------------
Total assets                                                      $     398,678
================================================================================
LIABILITIES
Current
  Accounts payable and accrued liabilities                            1,363,850
  Demand loans                                                        3,493,396
--------------------------------------------------------------------------------
Total current liabilities                                             4,857,246
--------------------------------------------------------------------------------

Total Liabilities                                                     4,857,246
--------------------------------------------------------------------------------
STOCKHOLDERS' (DEFICIENCY)
Share capital
  Authorized:
  10,000 shares of common stock with no par value

  Issued, allotted and outstanding:
  100 shares of common stock                                               100
Deficit accumulated                                                 (4,458,668)
--------------------------------------------------------------------------------

Total stockholders' (deficiency)                                    (4,458,568)
--------------------------------------------------------------------------------

Total liabilities and stockholders' (deficiency)                  $     398,678
================================================================================

INTRODUCTION TO UNAUDITED PRO FORMA BALANCE SHEET OF CYOP SYSTEMS INTERNATIONAL INC.

The unaudited pro forma consolidated balance sheet as at April 1, 2002 gives effect to the sale of the Canadian subsidiary, Moshpit Entertainment Inc.

The Company believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma consolidated balance sheet.

The unaudited pro forma balance sheet is unaudited and is derived by adjusting the historical consolidated financial statements of CYOP Systems International Inc., which include the results of business. The unaudited pro forma consolidated balance sheet is provided for informational purposes only and should not be construed to be indicative of CYOP Systems International Inc.'s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma consolidated balance sheet should be read in conjunction with CYOP Systems International Inc.'s historical consolidated financial statements and notes thereto included in CYOP Systems International Inc.'s Annual Report on Form 10-K as of and for the year ended December 31, 2001 and the first Quarterly Report on Form 10-Q as of March 31, 2002.

CYOP SYSTEMS INTERNATIONAL INCORPORATED
Unaudited Pro Forma Consolidated Balance Sheet as of
(Expressed in U.S. Dollars)

-----------------------------------------------------------------------------------------------------------
                                                              April 1,2002         Pro Forma      Pro Forma
-----------------------------------------------------------------------------------------------------------
                                                                            Historical       Adjustments
ASSETS
Current
  Cash and cash equivalents                                   $    10,963           (8,740)     $     2,223
   Accounts receivable                                            261,855          (76,645)         185,210
  Prepaid expenses and deposit                                     28,689          (28,689)              --
  Demand loan                                                      64,215          185,016          249,231
-----------------------------------------------------------------------------------------------------------
Total current assets                                              365,722           70,942          436,664
Note receivable related party                                   1,565,452        1,565,452
Fixed assets                                                      212,112         (137,625)          74,487
-----------------------------------------------------------------------------------------------------------
Total assets                                                  $ 2,143,286          (66,683)     $ 2,076,603
===========================================================================================================
LIABILITIES
Current
  Demand loans                                                $   452,676         (457,674)          (4,998)
  Demand loans                                                     50,000           50,000
  Accounts payable and accrued liabilities                        608,790         (519,457)          89,333
  Payroll deductions payable                                      371,731         (371,731)              --
  Due to investor, non interest bearing and unsecured              12,912          (12,912)              --
  Short-term loan                                                 228,407          (15,682)         212,725
  Investor deposit                                                 20,000           20,000
-----------------------------------------------------------------------------------------------------------
Total current liabilities                                       1,744,516       (1,377,456)         367,060
Deferred revenue                                                2,270,394        2,270,394
-----------------------------------------------------------------------------------------------------------
Total Liabilities                                               4,014,910       (1,377,456)       2,637,454
-----------------------------------------------------------------------------------------------------------
STOCKHOLDERS' (DEFICIENCY)
Share capital
  Authorized:
      100,000,000 shares of common stock with a par value
      of $0.0001 per share
  Issued, allotted and outstanding:
      28,439,975                                                    2,844               --            2,844
Additional paid-in capital                                        220,377          170,924          391,301
Accumulated other comprehensive income                            135,450         (135,450)              --
Deficit accumulated                                            (2,230,295)       1,275,299         (954,996)
-----------------------------------------------------------------------------------------------------------
Total stockholders' (deficiency)                               (1,871,624)       1,310,773         (560,851)
-----------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' (deficiency)              $ 2,143,286          (66,683)     $ 2,076,603
===========================================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CYOP SYSTEMS INTERNATIONAL INCORPORATED
                   (formerly Triple 8 Development Corporation)

Per:    /s/ Mitch White
        ------------------------------------
        Mitch White, President and Director

                                  EXHIBIT INDEX

1.1 Share Purchase Agreement between CYOP Systems Inc. (Vendors) a wholly owned subsidiary of CYOP Systems International Inc. and Steve White (Purchaser) dated as of April 1, 2002.

                                  EXHIBIT 1.1

THIS AGREEMENT made as of the 1st day of April 2002.

BETWEEN:
                           CYOP SYSTEMS INC.,
                           a company formed under the laws of Barbados

                          (hereinafter referred to as "Vendor" or "CYOP")

                                                               OF THE FIRST PART
AND:
                           STEVE WHITE,
                           Residing in the Province of British Columbia

                           (hereinafter referred to as "Purchaser")

                                                              OF THE SECOND PART
WHEREAS

         A. The Vendor is the registered and beneficial owner of all of the issued and outstanding shares (Certificate 6 for 100 shares) of Moshpit Entertainment Inc., ("Moshpit") a private British Columbia corporation.

         B.       Moshpit is engaged in hosting interactive on-line games.

         C.       Steve White is the sole director of Moshpit

         D. The Vendor has agreed to sell the 100 shares of Moshpit to the Purchaser on the terms and conditions hereinafter appearing.

NOW THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

                                    SECTION 1
                         DEFINITIONS AND INTERPRETATION

1.1 Definitions. In this Agreement, including the schedules attached hereto, unless something in the subject matter or context is inconsistent therewith, the following terms and expressions will have the following meanings:

         (a) "Act" means the Company Act of the Province of British Columbia as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto;

         (b) "Agreement" means this agreement, as amended, including any schedules or exhibits attached hereto;

         (c) "arm's length" will have the same meaning ascribed to such term under the Income Tax Act, as defined herein;

         (d) "Closing Date" or "Closing" means April 1, 2002, or such other date as the parties hereto may otherwise all agree upon;

         (e) "Financial Statements" means the unaudited financial statements of Moshpit for the period ended March 31, 2002, copies of which are attached as schedule "A" hereto;

         (f) Any reference herein to "the best of the knowledge" of any of the parties to this Agreement will be deemed to mean the actual knowledge of such party and the knowledge, which such party would have had if it had conducted a diligent inquiry into the relevant subject matter.

1.2      Schedules.

         The following schedules are attached to and form part of this
Agreement:

         Schedule "A"  -  Unaudited Financial Statements
         Schedule "B"  -  Purchasers Indemnity
         Schedule "C"  -  Share Transfer Power of Attorney of CYOP
         Schedule "D"  -  Director's resolution approving Agreement and transfer
         Schedule "E"  -  Loans

1.3      Currency

         Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of Canada.

                                    SECTION 2
                                 SHARE PURCHASE

2.1 Subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase the Purchased Shares from the Vendors and the Vendors hereby agree to sell all legal and beneficial title and ownership in and to the Purchased Shares to the Purchaser in consideration for the payment of $1.00 per common share for an aggregate purchase price for the Purchased shares of One Hundred Dollars ($100.00) (the "Purchase Price") on the Closing Date.

         [OR PAYMENT BY PART CASH AND PROMISSORY NOTE]

2.2 Transfer of Purchased Shares. In consideration for the Purchaser paying the Purchase Price to the Vendors, the Vendors covenant and agree to sell, transfer and assign the Purchased Shares to the Purchaser, or as it may be otherwise directed in writing, on the Closing Date in accordance with section 9.1 herein.

2.3 Closing. The transactions described herein shall be completed on the Closing Date at such place and time as the parties may mutually agree, at which time the Vendors, or their respective agents shall deliver to the Purchaser, or its agent, a share certificate(s) evidencing the Purchased Shares duly endorsed in blank for transfer and such other documentation as required in accordance with Section 9.1 herein.

2.4 Due Diligence. As at August 20, 2000 The Purchaser completed a Share Purchase Agreement with the Vendor, whereby Moshpit shares were acquired by CYOP. Steve White the Purchaser in this Agreement was then and is now a director of Moshpit with full knowledge of the operations of Moshpit. As per Schedule "C" of the August 20, 2000 Share Purchase Agreement CYOP was granted an indemnity dated August 31, 2000 with respect to Moshpit and its financial obligations and encumbrances.

                                    SECTION 3
                  REPRESENTATIONS AND WARANTIES OF THE VENDORS

The Vendor hereby represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying upon such representations and warranties in entering into this Agreement and completing the transaction as described herein.

3.1 Incorporation and Status. Moshpit is duly incorporated, organized and in good standing under the laws of British Columbia and has full corporate power and authority to carry on the Business.

3.2 Authorized and Issued Capital. The authorized capital of the Corporation consists of ten thousand (10,000) common shares without par value of which one hundred (100) common shares are issued and outstanding as fully paid and non-assessable.

3.3 Ownership of Purchased Shares. The Vendors are the legal and beneficial owners of record of the Purchased Shares, with good and marketable title thereto, (Certificate 6) which have been validly issued and are outstanding as fully paid and non-assessable, free and clear of all agreements, liens, charges, security interests, adverse claims, pledges, encumbrances, restrictions and claims of every nature and kind.

3.4 Percentage Ownership. Immediately after the Closing Date, the Purchaser will beneficially own and control 100% of Moshpits' issued and outstanding shares in the capital of Moshpit.

3.5 Subsidiaries. Moshpit does not have nor will it have on the Closing Date any subsidiaries and it does not hold any shares in the capital of any other corporations.

3.6 Authority. Moshpit and the Vendors each have full right, power and authority to enter into and to perform under this Agreement including, without limitation, the sale, transfer and assignment of the Purchased Shares to the Purchaser.

3.7 Corporate Records. The corporate records and minute books of Moshpit contain complete and accurate resolutions of directors and shareholders reflecting all actions taken by its board of directors and shareholders and all such resolutions have been duly executed.

3.8 Financial Statements. The financial statements present fairly and accurately the financial position of the Moshpit as of their respective dates.

3.9 Contracts. Except for this Agreement, Moshpit is not a party to any other material contract, which has not been previously disclosed and delivered to the Purchaser.

3.10 Litigation. There is no action, suit, litigation, arbitration or proceeding in progress, pending or threatened against or relating to Moshpit other than a material amount (approximately $550,000) due to Revenue Canada ("CCRA") for outstanding payroll taxes. Amounts in arrears to CCRA originated prior to the August 20, 2000 Share Purchase Agreement between the Purchaser and Vendor of this Agreement and the attached Indemnity thereto dated August 31, 2000 provided to CYOP that warranted that no obligations were outstanding as at that date.

3.11 Liabilities. Moshpit has significant outstanding liabilities as per Schedule "E". The liabilities as disclosed are mostly in the form of loans that the Purchaser intends to negotiate settlements with. The Accounts Payable and Accrued Payable amount of $1,249,483 includes an amount of approximately $550,000 due to CCRA.

3.12 Title to Assets. Moshpit is and will be on Closing the owner of all its properties and assets with good and marketable title thereto, including without limitation all assets reflected in the financial statements (specifically certain equipment with a net book value $219,402). Title and ownership of any development work not reflected in the balance sheet vests and will remain the property of CYOP further agrees to assign the merchant account provided by Global Payments and PSigate to CYOP at the sole discretion of CYOP.

3.13 No Violation. The execution and delivery of this Agreement by the Vendor and the Purchaser and the consummation of the transaction provided for herein will not result in either;

         (a) the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Vendors or the Purchasers under:

                  (i) any Contract to which the Vendors or Moshpit is a party or by which any of them is, or either of their properties are, bound;

                  (ii) any provision of the constating documents, by-laws or resolutions of the Board or shareholders of Moshpit;

                  (iii) any judgement, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Vendors or Moshpit;

                  (iv) any license, permit, approval, consent or authorization held by Moshpit which is necessary to the ownership of the Purchased Shares or operation of the Business;

                  (v) any applicable law, statue, ordinance, regulation or rule; or

         (b) the creation or imposition of any Encumbrance on any of the Purchased Shares or any of the property or assets of Moshpit.


                                    SECTION 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Vendors as follows, and acknowledges that the Vendors are relying upon such representations and warranties in entering into this Agreement and completing the transaction contemplated hereunder:

4.1 Authority. The Purchaser has full right, power and authority to enter into and to perform obligations under this Agreement.

4.2 Contracts. The Purchaser agrees that within 90 days of this Agreement that the merchant account held with CIBC will be cancelled. The Purchaser further agrees that Moshpit will continue to host activities of CYOP using certain equipment of Moshpits in consideration of an interest due holiday on outstanding amounts of loans from the Vendor to the Purchaser for the duration of the services provided by the Purchaser.

4.3 No Violation. The execution and delivery of this Agreement by the Purchaser and the consummation of the transaction provided for herein will not result in the violation, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchaser under:

         (i) any Contract with the Purchaser is a party or by which it is bound;

         (ii) any judgement, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchaser; or

         (iii)    any applicable law, statue, ordinance, regulation or rule.

                                    SECTION 5
                            COVENANTS BY THE VENDORS

5.1 Vendors Covenants. The Vendors covenant to the Purchaser that the will do or cause to be done, in connection with this Agreement and the completion of the transaction contemplated hereunder, the following:

         (i) on or before the Closing Date, providing the Purchaser, or its legal representative, with Moshpits' minute book, containing originals of Moshpits' articles of incorporation and all amendments thereto, by-laws, and complete, accurate and up to date resolutions and minutes of meetings of the directors and shareholders of Moshpit, shareholders' register, directors' and officers' register.

                                    SECTION 6
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

6.1 Survival of Representations, etc. The covenants, representations and warranties of any of the parties contained in this Agreement are true and correct and notwithstanding the closing or any inquiry or investigation on the part of any other party hereto, such covenants, representations and warranties shall not merge in, be suspended or prejudiced by and shall survive the closing and continue in full force for the benefit of the parties for a period of two (2) years after the Closing Date.

6.2 Non-Merger. Each party hereto agrees that all provisions of this Agreement, other than the conditions in section 7 and 8 and (subject to special arrangements stated herein) the warranties and representations contained in sections 3 and 4 and the covenants in section 5, shall forever survive the execution and delivery of this Agreement and any and all documents delivered in connection herewith.

                                    SECTION 7
                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

7.1 Conditions of Closing. The Closing of this purchase and sale of the Purchased Shares provided for hereunder is subject to the following terms and conditions for the exclusive benefit of the Purchaser, to be performed or fulfilled, as follows:

         (a) The representations and warranties of the Vendors, contained in this Agreement, shall be true and correct at the Closing Date;

         (b) All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendors, at or before the Closing Date, shall have been complied with or performed;

         (c) All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto, and all legal matters relating to the purchase of the Purchased Shares, including title to the Purchased Shares, shall have been approved as to form and legality by the Purchasers' solicitor, acting reasonably; and

         If any of the aforementioned conditions in Section 7 shall not be performed or fulfilled at or prior to the Closing Date, as the case may be, to the satisfaction of the Purchaser, acting reasonably, the Purchaser may, by written notice to the Vendor, terminate this Agreement and the obligations of all parties under this Agreement. Any such condition may be waived in whole or part by the Purchaser without prejudice to any claims they may have for breach of covenant, representations or warranty.

                                    SECTION 8
                  CONDITIONS TO THE OBLIGATIONS OF THE VENDORS

8.1 Conditions of Closing. Payment of the Purchase Price is subject to the following terms and conditions for the exclusive benefit of the Vendor, to be performed or fulfilled on or before the Closing Date:

         (d) The representations and warranties of the Purchaser, contained in this Agreement, shall be true and correct at the Closing Date;

         (e) All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser, at or before the Closing Date, shall have been complied with or performed;

         (f) All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto, and all legal matters relating to the purchase of the Purchased Shares, including title to the Purchased Shares, shall have been approved as to form and legality by the Vendors' solicitor, acting reasonably; and

      If any of the aforementioned conditions in Section 8 shall not be performed or fulfilled at or prior to the Closing Date, as the case may be, to the satisfaction of the Vendor, as the case may be, acting reasonably, the Vendor may, by written notice to the Vendor, terminate this Agreement and the obligations of all parties under this Agreement. Any such condition may be waived in whole or part by the Vendor without prejudice to any claims they may have for breach of covenant, representations or warranty.

                                    SECTION 9
                                     CLOSING

9.1 Delivery by Vendors. On the Closing Date, the Vendor shall deliver or cause the following to be delivered to the Purchaser:

         (a) share certificate or certificates representing the Purchased Shares, duly endorsed in blank for transfer to the Purchaser and execution of share transfer powers in the form of the share transfer powers attached hereto as Schedule "C";

         (b) all minute books, corporate seals, constating documents, by-laws, resolutions and minutes of meetings of directors and shareholders relating to Moshpit;

         (c) all books of account and financial records as the Purchaser may reasonably request. Notwithstanding the foregoing, and from time to time within seven (7) years after the Closing Date, the Vendor shall have the right to examine and inspect such documents during normal business hours and to take information from and make copies of any such documents;

         (d) executed indemnity agreement, in the form of the agreement attached hereto as Schedule "B" indemnifying and saving the Vendor harmless from and against all costs, claims, damages and liabilities of every kind and nature whatsoever arising out of or related to the Business and the operations of Moshpit from the incorporation date up to and including the Closing Date;

         (e) a resolution of the director of the Vendor approving this Agreement and the transactions contemplated hereunder, in the form of resolution attached hereto as Schedule "D"; and

         (f) all such other closing documents and certificates deemed necessary by the Purchaser or solicitor, acting reasonably.

                                   SECTION 10
                               GENERAL PROVISIONS

10.1 Further Assurances. The parties hereto agree to do or execute or cause to be done or executed all such further acts or assurances as may be necessary to give effect to the transaction as herein contemplated, including execution and delivery of all documents or instruments as may be reasonably required by the Purchaser.

10.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

10.3     Time of Essence.    Time shall be of the essence of this Agreement

10.4 Successors and Assigns. This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties and, where the context so permits, their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties.

10.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be severable.

10.6 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

10.7 Independent Legal Advice. The Purchaser to this agreement acknowledges and declares that he has been informed that he should seek independent legal advice concerning the obligations and rights contained in this Agreement prior to executing this Agreement. The Purchaser expressly acknowledges that he has obtained such independent legal advice prior to the execution of this Agreement or, that he has waived such requirement, in either case, as evidenced by his signature hereto.

IN WITNESS WHEREOF the parties have executed this Agreement on the day and year first above written.

                              )        CYOP SYSTEMS INC.,
                              )
SIGNED, SEALED AND DELIVERED  )
    In the presence of:       )
                              ) By:__________________________
                              )      Patrick Smyth, President
                              )      I have the authority to
----------------------------- )      bind the corporation
Witness                       )
                              )



                              )          STEVE WHITE
                              )
                              )
                              )
                              )
                              ) By:__________________________
----------------------------- )
Witness                       )       Steve White
                              )

                                  Schedule "A"

                   Unaudited Balance Sheet as at April 1, 2002

(Unaudited)                             Moshpit Entertainment Inc.
(Expressed in Canadian Dollars)
------------------------------------------------------------------------------
                                                                       April 1
                                                                          2002
------------------------------------------------------------------------------
ASSETS
Current
  Cash and cash equivalents                                       $     10,934
  Accounts receivable                                                  122,462
  Prepaid expenses                                                      45,736
------------------------------------------------------------------------------
Total current assets                                                   179,132
Fixed assets                                                           219,546
------------------------------------------------------------------------------
Total assets                                                      $    398,678
==============================================================================
LIABILITIES
Current
  Accounts payable and accrued liabilities                           1,363,850
  Demand loans                                                       3,493,396
------------------------------------------------------------------------------
Total current liabilities                                            4,857,246
------------------------------------------------------------------------------
Total Liabilities                                                    4,857,246
------------------------------------------------------------------------------
STOCKHOLDERS' (DEFICIENCY)
Share capital
  Authorized:
            10,000 shares of common stock with no par value
  Issued, allotted and outstanding:
            100 shares of common stock                                     100
Deficit accumulated                                                 (4,458,668)
------------------------------------------------------------------------------
Total stockholders' (deficiency)                                    (4,458,568)
------------------------------------------------------------------------------
Total liabilities and stockholders' (deficiency)                  $    398,678
==============================================================================

                                  Schedule "B"

                                    INDEMNITY

FROM:             STEVE WHITE  (hereinafter referred to as the "Purchaser")

TO AND IN
FAVOUR OF:        CYOP SYSTEMS INC. (herein after referred to as the "Vendor")

AND TO:           MOSHPIT ENTERTAINMENT INC. ("Moshpit")

RE: Indemnity pursuant to Subsection 9.1(d) of the share purchase agreement entered into between the Vendor and Purchaser dated the 1st day of April, 2002 (the "Share Purchase Agreement")
--------------------------------------------------------------------------------
         IN CONSIDERATION OF, and notwithstanding the transfer of all the shares in the capital of Moshpit from the Vendors to the Purchaser pursuant to the Share Exchange Agreement and for other good and valuable consideration (the receipt and sufficiency of which is hereby expressly acknowledged), the Purchaser hereby indemnify's and save's harmless the Vendor from and against any loss, liability or damage incurred or sustained by the Purchaser or Moshpit, including any legal fees, as a result of any breach by the Purchaser of the Share Purchase Agreement, including any non-performance or non-fulfillment of any covenant or agreement, any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty on the part of either the Purchaser contained in the Share Purchase Agreement or in the certificates or other documents delivered thereunder, and the Business and operations of Moshpit from its incorporation date up to including the Closing Date.

         THE RIGHTS AND REMEDIES of the Vendor under this indemnity are in addition to and not in lieu of all other rights and remedies, which may be available to the Vendor under law or equity or any other document.

         THIS INDEMNITY shall enure to the benefit of the Vendor and their respective successors and assigns and shall be correspondingly binding upon the Purchasers and their successors and assigns.

         THE UNDERSIGNED has signed these presents as of the 1st day of April, 2002.

       -------------------------                ---------------------------
             Witness                                    Steve White

                                  Schedule "C"

                              SHARE TRANSFER POWER

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfer unto Steve White one hundred (100 hundred) common shares in the capital of Moshpit Entertainment Inc. standing in the name of the undersigned on the books of the said corporation, represented as Certificate #6, together with all renewals thereof, substitutions therefore, and proceeds thereof ( all of which are hereinafter collectively referred to as the "Shares") and hereby irrevocably constitutes and appoints Steve White to transfer the said Shares on the books of Moshpit with full power of substitution in the premises.

                                               DATED this 1st day of April, 2002

---------------------------                    -------------------------------
Witness                                        Patrick Smyth, President
                                               CYOP Systems Inc.

                                  Schedule "D"

                         RESOLUTION OF THE SOLE DIRECTOR
                                       OF
                                CYOP SYSTEMS INC.

                      Approval of Share Purchase Agreement

The undersigned sole director of, CYOP SYSTEMS INTERNATIONAL INC., hereby signs the following resolution:

RESOLVED THAT

1. The execution and delivery by CYOP of the share purchase agreement entered into between CYOP SYSTEMS INC. and Steve White dated April 1, 2002 (the "Share Purchase Agreement") and all other agreements, documents, deeds and instruments that contemplated thereby or deemed necessary to complete the purchase and sale transaction in accordance with the Share Purchase Agreement is hereby confirmed, ratified and approved;

2. The President of CYOP SYSTEMS INC. is hereby authorized to do such further acts and things and to execute and deliver such other agreements, documents, deeds and instruments as may be necessary or desirable in connection with the purchase and sale transaction contemplated by the Share Purchase Agreement and in order to give effect to the foregoing provisions of this resolution.

                               Transfer of Shares
RESOLVED THAT

1. The director of CYOP SYSTEMS INC. sanction the following transfer of shares held in the capital of Moshpit.

                                    Number and Class
Transferor           Transferee     of Shares                  Certificate No.
------------------------------------------------------------------------------
Cyop Systems Inc.    Steve White    100 common shares                #6

2. Any of the proper officers of CYOP be and are are hereby authorized to do all acts and thins that in their opinion are necessary or desirable to give effect to the foregoing transfer of shares on the books and records of CYOP.

3. The foregoing resolution is hereby approved and consented to by the director of CYOP.

         ----------------------------
         Mitch White

                                  Schedule "E"

                     Outstanding Liabilities and Obligations

     1. Loan from CYOP Systems International Inc.            $       736,7811
     2. Loan from CYOP Systems Inc.                                1,982,0412
     3. Loan from Mitch White                                          28,553
     4. Loan from M. Kornfield                                        25,0003
     5. Loan from Cyber Roads Inc.                                   284,3454
     6. Loan from Tapijakabouter                                     317,2164
     7. Loan from Ameera Group                                       119,4604
     8. Accounts Payable and accrued liabilities                    1,363,850
-----------------------------------------------------------------------------
     TOTAL                                                   $      4,857,246
-----------------------------------------------------------------------------


Note: All loans are unsecured and bear different rates of interest





--------
1 Bearing interest at 12% p.a.
2 Bearing interest at 10% p.a.
3 Bearing interest at 40% p.a.
4 Bearing interest at prime + 1.5% p.a.